Supplement Dated December 5, 1997, to the Prospectus of the AAL Variable Product
 Series Fund, Inc. Dated May 1, 1997, and to the Prospectus of the AAL Variable
                      Annuity Account I Dated May 1, 1997

      Proposed Change to Investment Objective of the AAL Variable Product
                         Small Company Stock Portfolio

The Board of Directors of the AAL Variable Product Series Fund, Inc. is recommending a change to the investment objective of the AAL Variable Product Small Company Stock Portfolio. The Portfolio's present objective seeks investment results that approximate the Wilshire SmallCap Index by investing primarily in common stocks included in this index.

The Board of Directors is recommending that the Portfolio use the relatively new S&P SmallCap 600 Index as its benchmark, in place of the Wilshire Small Cap
Index. The nature of the index and the manner in which the Wilshire Small Cap Index alters its composition have made it difficult for the Portfolio to track the index on a timely basis. This has resulted in a greater variation in approximating the investment results of the index than the Board feels is desirable for shareholders. The Board of Directors believes that the characteristics of the S&P SmallCap 600 Index offer advantages in these respects as compared to the Wilshire Small Cap Index, and if used as the Portfolio's benchmark, would make the performance of the Portfolio more representative of small company stocks generally.

Because the Portfolio's investment objective is fundamental, the proposed change is subject to approval by shareholders. Proxy material will be prepared and circulated to shareholders of the Portfolio in mid-December to recommend and solicit their approval of the proposed change at a special meeting scheduled for mid-February, 1998. If approved, the proposed change would be implemented during the last two weeks in February.